Exhibit 10.1
Healthpeak Properties, Inc.
Common Stock
($1.00 par value)

AMENDMENT NO. 2 TO AT-THE-MARKET EQUITY OFFERING SALES AGREEMENT

May 3, 2024
J.P. Morgan Securities LLC
Barclays Capital Inc.
BNP Paribas Securities Corp.
BofA Securities, Inc.
BTIG, LLC
Capital One Securities, Inc.
Credit Agricole Securities (USA) Inc.
Goldman Sachs & Co. LLC
Jefferies LLC
KeyBanc Capital Markets Inc.
Mizuho Securities USA LLC
Morgan Stanley & Co. LLC
Nomura Securities International, Inc. (as forward seller through BTIG, LLC)
RBC Capital Markets, LLC
Regions Securities LLC
Robert W. Baird & Co. Incorporated
Scotia Capital (USA) Inc.
TD Securities (USA) LLC
Truist Securities, Inc.
Wells Fargo Securities, LLC
As Agents

JPMorgan Chase Bank, National Association
Bank of America, N.A.
The Bank of Nova Scotia
Barclays Bank PLC
BNP Paribas
Crédit Agricole Corporate and Investment Bank
Goldman Sachs & Co. LLC
Jefferies LLC
KeyBanc Capital Markets Inc.

Mizuho Markets Americas LLC
Morgan Stanley & Co. LLC
Nomura Global Financial Products, Inc.
Regions Securities LLC
Robert W. Baird & Co. Incorporated
Royal Bank of Canada
The Toronto-Dominion Bank
Truist Bank
Wells Fargo Bank, National Association

As Forward Purchasers

c/o     J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Ladies and Gentlemen:
Reference is made to that certain At-the-Market Equity Offering Sales Agreement, dated February 17, 2023, as amended by Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement, dated March 11, 2024 (the “Sales Agreement”), among J.P. Morgan Securities LLC, Barclays Capital Inc., BNP Paribas Securities Corp., BofA Securities, Inc., BTIG, LLC, Capital One Securities, Inc., Credit Agricole Securities (USA) Inc., Goldman Sachs & Co. LLC, Jefferies LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, Nomura Securities International, Inc. (as forward seller through BTIG, LLC as its agent), RBC Capital Markets, LLC, Regions Securities LLC, Robert W. Baird & Co. Incorporated, Scotia Capital (USA) Inc., TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, each as sales agent, principal (except in the case of Nomura Securities International, Inc.) and as forward seller (except in the case of BTIG, LLC) (in any such capacity, each, an “Agent”, and collectively, the “Agents”), and JPMorgan Chase Bank, National Association, Bank of America, N.A., The Bank of Nova Scotia, Barclays Bank PLC, BNP Paribas, Crédit Agricole Corporate and Investment Bank, Goldman Sachs & Co. LLC, Jefferies LLC, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, Nomura Global Financial Products, Inc., Regions Securities LLC, Robert W. Baird & Co. Incorporated, Royal Bank of Canada, The Toronto-Dominion Bank, Truist Bank and Wells Fargo Bank, National Association, each as forward purchaser (in such capacity, each a “Forward Purchaser”, and collectively, the “Forward Purchasers”) and Healthpeak Properties, Inc., a Maryland corporation (the “Company”), and Healthpeak OP, LLC, a Maryland limited liability company (the “Operating Company”) with respect to the offering and sale from time to time by the Company to or through the Agents, of shares of its common stock, $1.00 par value, having an aggregate gross sales price of up to $1,500,000,000, in the manner and subject to the terms and conditions set forth in the Sales Agreement. All capitalized terms used in this Amendment No. 2 to the Sales Agreement (this “Amendment”) and not otherwise defined herein shall have the respective meanings assigned to such terms in the Sales Agreement. For the avoidance of doubt, all references to the Sales Agreement in any document related to the transactions contemplated by the Sales Agreement shall be to the Sales Agreement as amended by this Amendment. The Agents, the Forward Purchasers, the Company and the Operating Company (collectively, the “parties hereto”) agree as follows:

1.Amendments to Sales Agreement. The parties hereto agree that the Sales Agreement is amended as follows:
(a)As of the date hereof, the parties acknowledge and agree that, by virtue of this Amendment, KeyBanc Capital Markets Inc. has joined as a party to the Sales Agreement in the capacities of Agent and Forward Purchaser. The parties hereto, to the extent required by the Sales Agreement, consent to this Amendment and the transactions contemplated hereby (including the addition of KeyBanc Capital Markets Inc. as a party to the Sales Agreement in its respective capacities).
(b)As of the date hereof, the first full paragraph of the Sales Agreement shall be deleted in its entirety and replaced with the following:
“    Healthpeak Properties, Inc., a Maryland corporation (the “Company”) and Healthpeak OP, LLC, a Maryland limited liability company (the “Operating Company”), confirm their agreement with J.P. Morgan Securities LLC, Barclays Capital Inc., BNP Paribas Securities Corp., BofA Securities, Inc., BTIG, LLC, Capital One Securities, Inc., Credit Agricole Securities (USA) Inc., Goldman Sachs & Co. LLC, Jefferies LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, Nomura Securities International, Inc. (as forward seller through BTIG, LLC as its agent), RBC Capital Markets, LLC, Regions Securities LLC, Robert W. Baird & Co. Incorporated, Scotia Capital (USA) Inc., TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, each as sales agent, as principal (except in the case of Nomura Securities International, Inc.) and as forward seller (except in the case of BTIG, LLC) (in any such capacity, each, an “Agent”, and collectively, the “Agents”), and JPMorgan Chase Bank, National Association, Bank of America, N.A., The Bank of Nova Scotia, Barclays Bank PLC, BNP Paribas, Crédit Agricole Corporate and Investment Bank, Goldman Sachs & Co. LLC, Jefferies LLC, KeyBanc Capital Markets Inc., Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, Nomura Global Financial Products, Inc., Regions Securities LLC, Robert W. Baird & Co. Incorporated, Royal Bank of Canada, The Toronto-Dominion Bank, Truist Bank and Wells Fargo Bank, National Association, each as forward purchaser (in such capacity, each a “Forward Purchaser”, and collectively, the “Forward Purchasers”). For purposes of clarity, it is understood and agreed by the parties hereto that, if Shares (as defined below) are offered or sold through any Agent, as forward seller, then such Agent shall be acting solely in its capacity as sales agent for the applicable Forward Purchaser and not as sales agent for the Company with respect to the offering and sale of such Shares, and, except in cases where this Agreement (as defined below) expressly refers to an Agent acting as sales agent for the Company or unless otherwise expressly stated or the context otherwise requires, references in this Agreement to any Agent acting as sales agent shall also be deemed to apply to such Agent as forward seller, mutatis mutandis, except that Nomura Securities International, Inc. shall only be a forward seller and shall therefore not act as sales agent for the Company. It is also understood and agreed by the parties hereto that, if Shares are offered or sold through any Agent, as sales agent for the Company, then such Agent shall be acting solely in its capacity as sales agent for the Company, and not as sales agent for any Forward Purchaser, with respect to the offering and sale of such Shares. For the avoidance of doubt, BTIG, LLC will not be a forward seller.”
(c)As of the date hereof, Section 10 of the Sales Agreement shall be deleted in its entirety and replaced with the following:

“Section 10.   Notices.  Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail, email or by fax, and any such notice shall be effective when received at the address specified below:

If to the Company or the Operating Company, to:

Healthpeak Properties, Inc.
4600 South Syracuse Street, Suite 500
Denver, Colorado 80237
Attention: Jeffrey H. Miller
Email: jhmiller@healthpeak.com
With cc: DerivativeCompliance@healthpeak.com

With a copy (which shall not constitute notice) to:

Lewis W. Kneib, Esq.
Latham & Watkins LLP
10250 Constellation Blvd., Suite 1100
Century City, California 90067
Email: lewis.kneib@lw.com

If to an Agent or Forward Purchaser, as applicable, delivered via fax or email with a confirmation copy mailed to the addresses set forth below:

J.P. Morgan Securities LLC 383 Madison Avenue, 6th Floor New York, New York 10179 Attention: Sanjeet Dewal Telephone: (212) 622-8783 Email: sanjeet.s.dewal@jpmorgan.com
Mizuho Securities USA LLC
1271 Avenue of the Americas
New York, NY 10020
Attention: Stephen Roney; Ivana Rupcic-Hulin; Daniel Blake
Telephone: (212) 205-7527
Email: Stephen.Roney@mizuhogroup.com; Ivana.Rupcic-Hulin@mizuhogroup.com; Daniel.Blake@mizuhogroup.com, with a copy to: legalnotices@mizuhogroup.com

Barclays Capital Inc. 745 Seventh Avenue New York, New York 10019 Attention: Syndicate Registration Facsimile: (646) 834-8133	Morgan Stanley & Co. LLC 1585 Broadway New York, New York 10036 Attention: Equity Syndicate Desk, with a copy to the Legal Department Facsimile: 212-507-1554
BNP Paribas Securities Corp. 787 Seventh Ave New York, New York 10019 Attention: Robert McDonald Phone: (212) 471-6840 Email: dl.nyk.ste@us.bnpparibas.com
Nomura Securities International, Inc.
309 West 49th Street
New York, New York 10019
Attention: Structured Equity Solutions
Email: atmexecution@nomura.com
With a copy (which shall not constitute notice) to:
Attention: Equities Legal
Email: Dan.Rosenbaum@nomura.com
And to:
BTIG, LLC as agent of the forward seller, at the notice addresses provided for BTIG, LLC herein

BofA Securities, Inc. One Bryant Park New York, New York 10036 Attention: ATM Execution Team, email: dg.atm_execution@bofa.com Facsimile: (646) 855-3073	RBC Capital Markets, LLC 200 Vesey Street, 8th Floor New York, New York 10281 Attention: Equity Capital Markets Facsimile: (212) 428-6260

BTIG, LLC 65 East 55th Street New York, New York 10022 Attention: ATM Trading Desk Email: BTIGUSATMTrading@btig.com with a copy to IBLegal@btig.com; BTIGcompliance@btig.com; and ctaylor@btig.com	Regions Securities LLC 615 South College Street, Suite 600 Charlotte, North Carolina 28202 Email: ECMDesk@regions.com
Capital One Securities, Inc. 201 Charles Ave. Suite 1830 New Orleans, Louisiana 70170 Attention: Phil Winiecki Email: phil.winiecki@capitalone.com	Robert W. Baird & Co. Incorporated 777 E. Wisconsin Avenue Milwaukee, Wisconsin 53202 Attention: Syndicate Department Facsimile: (414) 298-7474 With a copy to: Legal Department
Credit Agricole Securities (USA) Inc.
1301 Avenue of the Americas
New York, New York 10019
Attention: Douglas Cheng
Email: douglas.cheng@ca-cib.com; equitycapitalmarkets@ca-cib.com
Facsimile: (212) 261-2516
Scotia Capital (USA) Inc. 250 Vesey Street New York, New York 10281 Attention: Equity Capital Markets Facsimile: (212) 225-6653 Email: us.ecm@scotiabank.com us.legal@scotiabank.com
Goldman Sachs & Co. LLC 200 West Street New York, New York 10282-2198 Attention: Registration Department	TD Securities (USA) LLC 1 Vanderbilt Avenue New York, New York 10017 Attention: Equity Capital Markets Email: TDS_ATM@tdsecurities.com
Jefferies LLC 520 Madison Avenue New York, New York 10022 Attention: General Counsel, with a copy to: CorpEqDeriv@jefferies.com	Truist Securities, Inc. 3333 Peachtree Road NE, 11th Floor Atlanta, Georgia 30326 Attention: Equity Capital Markets Email: dl.atm.offering@truist.com

KeyBanc Capital Markets Inc.
127 Public Square, 7th Floor
Cleveland, Ohio 44114
Attention: Jaryd Banach, Michael Jones and John Salisbury
Emails: jaryd.banach@key.com; Michael.c.jones@key.com; john.salisbury@key.com
Facsimile: (216) 689-0845
Telephone: (216) 689-3910

Wells Fargo Securities, LLC 500 West 33rd Street New York, New York 10001 Attention: Equity Syndicate Department Facsimile: (212) 214-5918
and
JPMorgan Chase Bank, National Association
383 Madison Avenue
New York, New York 10179
Attention: EDG Marketing Support
Email: edg_notices@jpmorgan.com and edg_ny_corporate_sales_support@jpmorgan.com
With a copy to:
Attention: Sanjeet Dewal
Telephone: (212) 622-8783
Email: sanjeet.s.dewal@jpmorgan.com

Mizuho Markets Americas LLC
c/o Mizuho Securities USA LLC, as agent
1271 Avenue of the Americas
New York, NY 10020
Attention: US Equity Derivatives Notices
Telephone: (646) 949-9531
Email: Derivs-EQNoticesUS@mizuhogroup.com

Bank of America, N.A. One Bryant Park New York, New York 10036 Attention: Rohan Handa Email: rohan.handa@baml.com	Morgan Stanley & Co. LLC 1585 Broadway New York, New York 10036 Attention: Equity Syndicate Desk, with a copy to the Legal Department Facsimile: 212-507-1554

The Bank of Nova Scotia
44 King Street West
Toronto, Ontario, Canada M5H 1H1
c/o Scotia Capital (USA) Inc.
250 Vesey Street, 24th Floor
New York, NY 10281
Attention: US Equity Derivatives
Email: bahar.lorenzo@scotiabank.com / john.kelly@scotiabank.com
Telephone No.: (212) 225-5230 / (212) 225-6664
And a copy to: BNSEquityConfirmations@scotiabank.com

Nomura Global Financial Products, Inc.
309 West 49th Street
New York, New York 10019
Attention: Structured Equity Solutions
Email: cedamericas@nomura.com
With a copy (which shall not constitute notice) to:
Attention: Equities Legal
Email: nyequitieslegal@nomura.com
And to:
BTIG, LLC, at the notice addresses provided for BTIG, LLC herein

Barclays Bank PLC c/o Barclays Capital Inc. 745 Seventh Avenue New York, New York 10019 Attn: Ilya Blanter Email: Ilya.Blanter@Barclays.com	Regions Securities LLC 615 South College Street, Suite 600 Charlotte, North Carolina 28202 Email: ECMDesk@regions.com
BNP Paribas 787 Seventh Ave New York, New York 10019 Attention: Robert McDonald Phone: (212) 471-6840 Email: dl.nyk.ste@us.bnpparibas.com	Robert W. Baird & Co. Incorporated 777 E. Wisconsin Avenue Milwaukee, Wisconsin 53202 Attention: Syndicate Department Facsimile: (414) 298-7474 With a copy to: Legal Department
Crédit Agricole Corporate and Investment Bank c/o Credit Agricole Securities (USA) Inc., as agent
1301 Avenue of the Americas
New York, New York 10019
Attention: Jonathan Fecowicz
Email: jonathan.fecowicz@ca-cib.com

Royal Bank of Canada 200 Vesey Street, 8th Floor New York, New York 10281 Attention: Equity Capital Markets Facsimile: (212) 428-6260

Goldman Sachs & Co. LLC 200 West Street New York, New York 10282-2198 Attention: Registration Department, with a copy to Eq-derivs-notifications@am.ibd.gs.com
The Toronto-Dominion Bank
c/o TD Securities (USA) LLC, as Agent
1 Vanderbilt Avenue
New York, New York 10017
Attention: Global Equity Derivatives
Phone: (212) 827-7306
Email: TDUSA-GEDUSInvestorSolutionsSales@tdsecurities.com; vanessa.simonetti@tdsecurities.com;
christopher.obalde@tdsecurities.com; Michael.murphy3@tdsecurities.com; adriano.pierroz@tdsecurities.com

Jefferies LLC 520 Madison Avenue New York, New York 10022 Attention: Strategic Equity Transactions Group, with a copy to: SETG-US@jefferies.com and CorpEqDeriv@jefferies.com	Truist Bank 3333 Peachtree Road NE, 11th Floor Atlanta, Georgia 30326 Attention: Equity Syndicate Department Email: dl.atm.offering@truist.com, with a copy to michael.collins@truist.com
KeyBanc Capital Markets Inc.
127 Public Square, 7th Floor
Cleveland, Ohio 44114
Attention: Jaryd Banach, Michael Jones and John Salisbury
Emails: jaryd.banach@key.com; Michael.c.jones@key.com; john.salisbury@key.com
Facsimile: (216) 689-0845
Telephone: (216) 689-3910

Wells Fargo Bank, National Association 500 West 33rd Street New York, New York 10001 Attention: Equity Syndicate Department Facsimile: (212) 214-5918

With a copy (which shall not constitute notice) to:

Sharon R. Flanagan, Esq.
Sidley Austin LLP
555 California Street, Suite 2000
San Francisco, California 94104-1715
Email: sflanagan@sidley.com
and
J. Gerard Cummins, Esq.
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
Email: jcummins@sidley.com
or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 10.”
(d)As of the date hereof, Annex 1 to the Sales Agreement is hereby deleted in its entirety and replaced with Annex 1 attached hereto.
2.Prospectus Supplement. The Company agrees to file promptly with the Commission a supplement to the Prospectus to reflect the fact that KeyBanc Capital Markets Inc. (as Agent, Forward Seller and Forward Purchaser) has joined as a party to the Sales Agreement, agrees to provide such prospectus supplement to the other parties hereto and Sidley Austin LLP with a reasonable amount of time prior to the proposed filing thereof, and agrees not to file or use such prospectus supplement if any of the other parties hereto or Sidley Austin LLP shall reasonably object thereto. The parties hereto agree that such prospectus supplement shall be deemed to have been filed with the Commission in accordance with Section 3(c) of the Sales Agreement and that the term “Prospectus Supplement,” as used in the Agreement, shall be deemed to include such prospectus supplement.
3.No Other Amendments. The parties hereto agree that, except as set forth in, and amended by, Section 1 above, all the terms and provisions of the Sales Agreement shall remain in full force and effect.
4.Counterparts and Electronic Signature. This Amendment may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. This Amendment may be delivered by any party by facsimile or other electronic transmission.
The words “execution,” “signed,” “signature,” and words of like import in this Amendment or in any other documents entered into or delivered pursuant to or in connection with this Amendment shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
5.Succesors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.
6.Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Operating Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Agents, the Forward Purchasers, the Company and the Operating Company in accordance with its terms.

Very truly yours, Healthpeak Properties, Inc. By: /s/ Peter A. Scott Name: Peter A. Scott Title: Chief Financial Officer
Healthpeak OP, LLC By: Healthpeak Properties, Inc., its Managing Member By: /s/ Peter A. Scott Name: Peter A. Scott Title: Chief Financial Officer

[Signature Page to Amendment No. 2 to the At-the-Market Equity Offering Sales Agreement]

Accepted as of the date hereof:

J.P. Morgan Securities LLC

As Agent

By:     /s/ Brett Chalmers
     Name: Brett Chalmers
     Title: Executive Director

JPMorgan Chase Bank, National Association

As Forward Purchaser

By:     /s/ Brett Chalmers
     Name: Brett Chalmers
     Title: Executive Director
[Signature Page to Amendment No. 2 to the At-the-Market Equity Offering Sales Agreement]

Barclays Capital Inc.

As Agent

By:     /s/ Warren Fixmer
     Name: Warren Fixmer
     Title: Managing Director

Barclays Bank PLC

As Forward Purchaser

By:     /s/ Warren Fixmer
     Name: Warren Fixmer
     Title: Managing Director

[Signature Page to Amendment No. 2 to the At-the-Market Equity Offering Sales Agreement]

BNP Paribas Securities Corp.

As Agent

By:     /s/ Robert McDonald
     Name: Robert McDonald
     Title: Managing Director

By:     /s/ Spencer Cherniak
     Name: Spencer Cherniak
     Title: Managing Director

BNP Paribas

As Forward Purchaser

By:     /s/ Robert McDonald
     Name: Robert McDonald
     Title: Managing Director

By:     /s/ Spencer Cherniak
     Name: Spencer Cherniak
      Title: Managing Director

[Signature Page to Amendment No. 2 to the At-the-Market Equity Offering Sales Agreement]

BofA Securities, Inc.

As Agent

By:     /s/ Hicham Hamdouch
     Name: Hicham Hamdouch
     Title: Managing Director

Bank of America, N.A.

As Forward Purchaser

By:     /s/ Rohan Handa
     Name: Rohan Handa
     Title: Managing Director

[Signature Page to Amendment No. 2 to the At-the-Market Equity Offering Sales Agreement]

BTIG, LLC

As Agent

By:     /s/ Michael Passaro
     Name: Michael Passaro
     Title: Managing Director

[Signature Page to Amendment No. 2 to the At-the-Market Equity Offering Sales Agreement]

Capital One Securities, Inc.

As Agent

By:     /s/ Phillip Winiecki
     Name: Phillip Winiecki
     Title: Managing Director

[Signature Page to Amendment No. 2 to the At-the-Market Equity Offering Sales Agreement]

Credit Agricole Securities (USA) Inc.

As Agent

By:     /s/ Jean-Marc Nguyen
     Name: Jean-Marc Nguyen
     Title: Managing Director; Head of Investment Banking

By:     /s/ Douglas Cheng
     Name: Douglas Cheng
     Title: Managing Director

Crédit Agricole Corporate and Investment Bank

As Forward Purchaser

By: Credit Agricole Securities (USA) Inc., as agent

By:     /s/ Jean-Marc Nguyen
     Name: Jean-Marc Nguyen
     Title: Managing Director; Head of Investment Banking

By:     /s/ Douglas Cheng
     Name: Douglas Cheng
     Title: Managing Director

[Signature Page to Amendment No. 2 to the At-the-Market Equity Offering Sales Agreement]

Goldman Sachs & Co. LLC

As Agent and Forward Purchaser

By:     /s/ Ryan Cunn
     Name: Ryan Cunn
     Title: Managing Director

[Signature Page to Amendment No. 2 to the At-the-Market Equity Offering Sales Agreement]

Jefferies LLC

As Agent and Forward Purchaser

By:     /s/ Michael Magarro
     Name: Michael Magarro
     Title: Managing Director

[Signature Page to Amendment No. 2 to the At-the-Market Equity Offering Sales Agreement]

KeyBanc Capital Markets Inc.

As Agent and Forward Purchaser

By:     /s/ Jaryd Banach
     Name: Jaryd Banach
     Title: Managing Director, Equity Capital Markets

[Signature Page to Amendment No. 2 to the At-the-Market Equity Offering Sales Agreement]

Mizuho Securities USA LLC

As Agent

By:     /s/ Ivana Rupcic-Hulin
     Name: Ivana Rupcic-Hulin
     Title: Managing Director

Mizuho Markets Americas LLC

As Forward Purchaser

By:     /s/ Matthew E. Chiavaroli
     Name: Matthew E. Chiavaroli
     Title: Authorized Signatory

[Signature Page to Amendment No. 2 to the At-the-Market Equity Offering Sales Agreement]

Morgan Stanley & Co. LLC

As Agent and Forward Purchaser

By:     /s/ Ethan Woo
     Name: Ethan Woo
     Title: Vice President

[Signature Page to Amendment No. 2 to the At-the-Market Equity Offering Sales Agreement]

Nomura Securities International, Inc.

As Agent (as forward seller)

By:     /s/ Jason Eisenhauer
     Name: Jason Eisenhauer
     Title: Managing Director

Nomura Global Financial Products, Inc.

As Forward Purchaser

By:     /s/ Jeffrey Petillo
     Name: Jeffrey Petillo
     Title: Authorized Representative

[Signature Page to Amendment No. 2 to the At-the-Market Equity Offering Sales Agreement]

RBC Capital Markets, LLC

As Agent

By:     /s/ Christopher Allred
     Name: Christopher Allred
     Title: Managing Director

Royal Bank of Canada

As Forward Purchaser

By:     /s/ Brian Ward
     Name: Brian Ward
     Title: Managing Director

[Signature Page to Amendment No. 2 to the At-the-Market Equity Offering Sales Agreement]

Regions Securities LLC

As Agent and Forward Purchaser

By:     /s/ Edward L. Armstrong
     Name: Edward L. Armstrong
     Title: Managing Director - ECM

[Signature Page to Amendment No. 2 to the At-the-Market Equity Offering Sales Agreement]

Robert W. Baird & Co. Incorporated

As Agent and Forward Purchaser

By:     /s/ Christopher Walter
     Name: Christopher Walter
     Title: Managing Director

[Signature Page to Amendment No. 2 to the At-the-Market Equity Offering Sales Agreement]

Scotia Capital (USA) Inc.

As Agent

By:     /s/ Tim Mann
     Name: Tim Mann
     Title: Managing Director

The Bank of Nova Scotia

As Forward Purchaser

By:     /s/ Kshamta Kaushik
     Name: Kshamta Kaushik
     Title: Managing Director

[Signature Page to Amendment No. 2 to the At-the-Market Equity Offering Sales Agreement]

TD Securities (USA) LLC

As Agent

By:     /s/ Bradford Limpert
     Name: Bradford Limpert
     Title: Managing Director

The Toronto-Dominion Bank

As Forward Purchaser

By:     /s/ Vanessa Simonetti
     Name: Vanessa Simonetti
     Title: Managing Director

[Signature Page to Amendment No. 2 to the At-the-Market Equity Offering Sales Agreement]

Truist Securities, Inc.

As Agent

By:     /s/ Geoffrey Fennel
     Name: Geoffrey Fennel
     Title: Director

Truist Bank

As Forward Purchaser

By:     /s/ Michael Collins
     Name: Michael Collins
     Title: Managing Director

[Signature Page to Amendment No. 2 to the At-the-Market Equity Offering Sales Agreement]

Wells Fargo Securities, LLC

As Agent

By:     /s/ Elizabeth Alvarez
     Name: Elizabeth Alvarez
     Title: Managing Director

Wells Fargo Bank, National Association

As Forward Purchaser

By:     /s/ Elizabeth Alvarez
     Name: Elizabeth Alvarez
     Title: Managing Director
[Signature Page to Amendment No. 2 to the At-the-Market Equity Offering Sales Agreement]

Annex 1

Healthpeak Properties, Inc.

Common Stock
($1.00 par value)

TERMS AGREEMENT

[●]

Ladies and Gentlemen:

Healthpeak Properties, Inc., a Maryland corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the At-the-Market Equity Offering Sales Agreement, dated February 17, 2023, as amended by Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement, dated March 11, 2024, and Amendment No. 2 to the At-the-Market Equity Offering Sales Agreement, dated May 3, 2024 (the “Sales Agreement”), among the Company, Healthpeak OP, LLC, a Maryland limited liability company (the “Operating Company”) and J.P. Morgan Securities LLC, Barclays Capital Inc., BNP Paribas Securities Corp., BofA Securities, Inc., BTIG, LLC, Capital One Securities, Inc., Credit Agricole Securities (USA) Inc., Goldman Sachs & Co. LLC, Jefferies LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, Nomura Securities International, Inc., RBC Capital Markets, LLC, Regions Securities LLC, Robert W. Baird & Co. Incorporated, Scotia Capital (USA) Inc., TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, each as sales agent, as principal (except in the case of Nomura Securities International, Inc.) and as forward seller (except in the case of BTIG, LLC) (in any such capacity, each, an “Agent”, and collectively, the “Agents”), and JPMorgan Chase Bank, National Association, Bank of America, N.A., The Bank of Nova Scotia, Barclays Bank PLC, BNP Paribas, Crédit Agricole Corporate and Investment Bank, Goldman Sachs & Co. LLC, Jefferies LLC, KeyBanc Capital Markets Inc., Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, Nomura Global Financial Products, Inc., Regions Securities LLC, Robert W. Baird & Co. Incorporated, Royal Bank of Canada, The Toronto-Dominion Bank, Truist Bank and Wells Fargo Bank, National Association each as forward purchaser (in such capacity, each a “Forward Purchaser”, and collectively, the “Forward Purchasers”), to issue and sell to [●], as Agent, the securities specified in the Schedule hereto (the “Purchased Securities”) [, and solely for the purpose of covering over-allotments, to grant to the Agent the option to purchase the additional securities specified in the Schedule hereto (the “Additional Securities”)]1.  Capitalized terms used herein and not defined have the respective meanings ascribed thereto in the Sales Agreement.

[The Agent shall have the right to purchase from the Company all or a portion of the Additional Securities as may be necessary to cover over-allotments made in connection with the offering of the Purchased Securities, at the same purchase price per share to be paid by the Agent to the Company for the Purchased Securities; provided that the purchase price payable by the Agent for any Additional Securities shall be reduced by an amount per share equal to any dividends or distributions paid or payable by the Company on the Purchased Securities but not payable on such Additional Securities.  This option may be exercised by the Agent at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice to the Company.  Such notice shall set forth the aggregate number of shares of Additional Securities as to which the option is being exercised, and the date and time when the Additional Securities are to be delivered (such date and time being herein referred to as the “Option Closing Date”); provided, however, that the Option Closing Date shall not be earlier than the Time of Delivery (as set forth in the Schedule hereto) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. Payment of the purchase price for the Additional Securities shall be made at the Option Closing Date in the same manner and at the same office as the payment for the Purchased Securities.  For purposes of clarity, the parties hereto agree that any Option Closing Date shall be a date on which Shares are delivered to the
Agent pursuant to a Terms Agreement within the meaning of, and requiring the affirmation and deliverables described under, Sections 3((j), (k) and (l) of the Sales Agreement.]*

Each of the provisions of the Sales Agreement not specifically related to (a) the solicitation by the Agent, as agent of the Company, of offers to purchase securities or (b) the Confirmations, Confirmation Shares and related transactions is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein.  Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement [and] [,] the Applicable Time [and any Option Closing Date]*, except that each representation and warranty in Section 1 of the Sales Agreement which makes reference to the Prospectus (as therein defined) shall be deemed to be a representation and warranty as of the date of the Sales Agreement in relation to the Prospectus, and also a representation and warranty as of the date of
1   Include only if [●] has an over-allotment option.

this Terms Agreement [and] [,] the Settlement Date [and any Option Closing Date]* in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

An amendment to the Registration Statement (as defined in the Sales Agreement), or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities [and the Additional Securities]*, in the form heretofore delivered to the Agent is now proposed to be filed with the Securities and Exchange Commission.

Subject to the terms and conditions set forth herein and in the Sales Agreement which are incorporated herein by reference, the Company agrees to issue and sell to the Agent and the latter agrees to purchase from the Company the number of shares of the Purchased Securities at the time and place and at the purchase price set forth in the Schedule hereto.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Operating Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Agent, the Company and the Operating Company in accordance with its terms.

[Signature Pages Follow]

THIS TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Very truly yours, Healthpeak Properties, Inc. By ___________________________________ Name: Peter A. Scott Title: Chief Financial Officer
Healthpeak OP, LLC By: Healthpeak Properties, Inc., its Managing Member By:____________________________________ Name: Peter A. Scott Title: Chief Financial Officer
Accepted as of the date hereof: [●] By:____________________________________ Name: Title: